July 2013 S AFETY . A CQUISITION . E XPERIENCE . NASDAQ: SAEX; SAEXW

T HIS PRESENTATION INCLUDES CERTAIN FORWARD - LOOKING STATEMENTS , INCLUDING STATEMENTS REGARDING FUTURE FINANCIAL PERFORMANCE , FUTURE GROWTH AND FUTURE ACQUISITIONS . T HESE STATEMENTS ARE BASED ON SAE MANAGEMENTS ’ CURRENT EXPECTATIONS OR BELIEFS AND ARE SUBJECT TO UNCERTAINTY AND CHANGES IN CIRCUMSTANCES . A CTUAL RESULTS MAY VARY MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY THE STATEMENTS HEREIN DUE TO CHANGES IN ECONOMIC , BUSINESS , COMPETITIVE AND / OR REGULATORY FACTORS , AND OTHER RISKS AND UNCERTAINTIES AFFECTING THE OPERATION OF SAE’ S BUSINESS . T HESE RISKS , UNCERTAINTIES AND CONTINGENCIES INCLUDE : FLUCTUATIONS IN THE LEVELS OF EXPLORATION AND DEVELOPMENT ACTIVITY IN THE OIL AND GAS INDUSTRY ; BUSINESS CONDITIONS ; WEATHER AND NATURAL DISASTERS ; CHANGING INTERPRETATIONS OF GAAP ; OUTCOMES OF GOVERNMENT REVIEWS ; INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION ; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS ; LEGISLATION OR REGULATORY ENVIRONMENTS ; REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH SAE IS ENGAGED ; FLUCTUATIONS IN CUSTOMER DEMAND ; CHANGES IN SCOPE OR SCHEDULE OF CUSTOMER PROJECTS ; TERMINATION OF CONTRACTS AT THE CONVENIENCE OF CLIENTS ; MANAGEMENT OF RAPID GROWTH ; INTENSITY OF COMPETITION FROM OTHER PROVIDERS OF SEISMIC ACQUISITION SERVICES ; GENERAL ECONOMIC CONDITIONS ; GEOPOLITICAL EVENTS AND REGULATORY CHANGES ; AND OTHER FACTORS SET FORTH IN SAE’ S FILINGS WITH THE S ECURITIES AND E XCHANGE C OMMISSION . T HE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS . SAE IS NOT UNDER ANY OBLIGATION TO , AND EXPRESSLY DISCLAIMS ANY OBLIGATION TO , UPDATE OR ALTER ITS FORWARD - LOOKING STATEMENTS , WHETHER AS A RESULT OF NEW INFORMATION , FUTURE EVENTS , CHANGES IN ASSUMPTIONS OR OTHERWISE . T HIS PRESENTATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES , NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER , SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION . S AFE H ARBOR 2

COMPANY OVERVIEW

SUMMARY

- FOUNDED IN 2006; EXECUTIVE MANAGEMENT TEAM HAS 85+ YEARS OF COMBINED INDUSTRY EXPERIENCE
- PROVIDES FULL RANGE OF 2D, 3D AND 4D LAND AND SHALLOW WATER MARINE SEISMIC DATA SERVICES
- SPECIALIZES IN LOGISTICALLY-COMPLEX, CHALLENGING ENVIRONMENTS
- 100% OF REVENUE IS EARNED ON A FULLY-FUNDED, CONTRACTED BASIS - NO SPECULATIVE SHOOTING
- STRONG QUALITY, HEALTH, SAFETY, ENVIRONMENTAL ("QHSE") RECORD

GEOGRAPHY

- FOCUS ON NORTH AMERICA, SOUTH AMERICA, SOUTHEAST ASIA
- OPERATES IN MOST OF THE PROLIFIC OIL PRODUCING REGIONS IN THE WORLD

FINANCIAL PROFILE

- GROWTH IN REVENUE AND EBITDA (2010 – 2012; Q1 2013)
- MIDPOINT EBITDA[1] TARGETS OF $48 MM AND $54 MM FOR FY 2013 AND FY 2014, RESPECTIVELY
- OPERATING CASH FLOW ROSE TO $8.6 MM FOR 3 MOS. ENDED 3/31/13 FROM $5.9 MM FOR 3 MOS. ENDED 3/31/12
- 6/30/13 BACKLOG = $285MM; BIDS OUTSTANDING = $389 MM
- $123.6 MM OF NEW CONTRACTS ANNOUNCED DURING Q2 2013

PUBLIC COMPANY

- WENT PUBLIC IN JUNE 2013 VIA MERGER WITH TRIO MERGER CORP.
- POST MERGER: 13.4 MM SHARES OUTSTANDING, 14MM WARRANTS OUTSTANDING

1) FOR MORE INFO ON EBITDA TARGETS PLEASE REFER TO SLIDE 5

3

REVENUE OVERVIEW ($ IN MMS)

SAExploration

GLOBAL PRESENCE



REVENUE GROWTH



$300
$250
$200
$150
$100
$50
$0
$133.8
$180.8
$257.4
$61.8
$84.8
+37%
2010
2011
2012
Q1' 12
Q1' 13

SAE SERVES MANY OF THE WORLD'S LARGEST INTERNATIONAL OIL COMPANIES

PETROBRAS
ecopetrol
cenovus
ConocoPhillips
Shell
TOTAL
YPF
Apache
Pacific Rubiales Energy
REPSOL
Statoil
PETROMINERALES
MARATHON
HOCOL
eni
Hunt Oil Company
CEPSA
pluspetrol
encana natural gas
Husky Energy
nexen
TALISMAN ENERGY

2012 REVENUE BY REGION



$89.6
(U.S.)
$5.9
(N.Z)
$10.8
(New Guinea)
$37.9
(Peru)
$53.2
(Colombia)
$32.5
(Canada)
$27.5
(Bolivia)

4

$14.5 $18.5 $30.9 $12.3 $14.1 $48.0 $54.0 $0 $25 $50 $75 2010 2011 2012 Q1' 12 Q1' 13 2013E 2014E “ M ODIFIED ” EBITDA PROFILE 5 1) “ MODIFIED ” EBITDA IS N ON - GAAP 2) 2013 AND 2014 EBITDA BASED ON MID - POINTS OF EBITDA TARGETS M ODIFIED EBITDA 1,2 EBITDA T ARGET RANGE 3,4 C ONTINGENT S HARE R ANGE M INIMUM M AXIMUM M INIMUM M AXIMUM EBITDA FOR FY ENDED 12/31/13 $ 46,000,000 TO $50,000,000 248,016 TO 496,032 EBITDA FOR FY ENDED 12/31/14 $ 52,000,000 TO $56,000,000 248,016 TO 496,032 3) C ONTINGENT SHARES WILL BE EARNED ON A STRAIGHT LINE BASIS BETWEEN THE MINIMUM AND MAXIMUM EBITDA TARGETS 4) EBITDA WILL EXCLUDE ACQUISITIONS AND BE CALCULATED AS GAAP INCOME BEFORE PROVISION FOR INCOME TAXES , PLUS INTEREST EXPENSE , LESS INTEREST INCOME , PLUS DEPRECIATION AND AMORITIZATION , PLUS ANY EXPENSES ARISING SOLELY FROM THE M ERGER CHARGED TO INCOME IN SUCH FISCAL YEAR . I N ADDITION , ANY TRIO EXPENSES INCURRED PRIOR TO THE CLOSING THAT ARE INCLUDED IN S URVIVING C ORP .’ S 2013 INCOME STATEMENT WILL BE EXCLUDED FOR PURPOSES OF EBITDA CALCULATION . • EBITDA MORE THAN DOUBLED (2010 - 2012) • P ROJECTED EBITDA GROWTH OF 32%+ (2012 - 2014), BASED ON MIDPOINT OF 2014 TARGET OF $54 MM . • S UBSTANTIALLY ALL GROWTH HAS BEEN ORGANIC • 100% OF SAE’ S REVENUE IS EARNED ON A CONTRACT BASIS ; NO SPEC . DATA AMORTIZATION = NO OVERSTATED EBITDA • O VER THE LAST 2 YEARS , SAE HAS MIGRATED TO A ~ 50/50 RENT VS . OWN EQUIPMENT PROFILE SAE’ S STOCKHOLDERS MAY EARN UP TO AN ADDITIONAL 992,064 SHARES IF THE FOLLOWING MODIFIED EBITDA TARGETS ARE MET :

Seismic Market Opportunity



$600 B
Market
$16-19 B
Market
Exploration
Geophysics
Development
16%
< 4%
80%
10-15%
12%
8%
25-30%
40%
Data Library Sales
Data Processing
Land Equipment
Land Acquisition Services
Marine Equipment
Marine Acquisition Services

Worldwide annual E&P capital spending estimated at ~ $600 billion.

Seismic industry represents a $16 to $19 billion annual revenue opportunity.

Land acquisition services segment of the seismic market represents a $4.4 to $5.3 billion annual market.

Source: ION Geophysical Corporation 4TH Annual Johnson Rice & Company Energy Conference October 3, 2012 Investor Presentation

6

N ORTH A MERICAN M ARKET AND T RENDS • SAE EXPANDED INTO N ORTH A MERICA IN 2011 AND IMMEDIATELY OBTAINED A SIGNIFICANT MARKET SHARE IN C ANADA AND A LASKA • N ORTH A MERICAN MARKET IS A STABILIZED AND SUSTAINED MARKET FOR 3D SEISMIC - I N MOST OF N ORTH A MERICA , THE HIGHER MARGIN 3D SEISMIC ACQUISITION IS THE STANDARD AS INTERNATIONAL OIL COMPANIES (IOC) AIM TO MAXIMIZE THE EFFICIENCY OF THEIR RESERVOIRS AND REDUCE EXPLORATION RISK • T AX CREDITS FOR EXPLORATION (40 - 60% REBATE FOR EVERY EXPLORATION DOLLAR SPENT ) IN A LASKA , INCLUDING THE A LASKA N ORTH S LOPE , IS INCENTIVIZING IOC TO INCREASE ACTIVITY IN THE REGION • E NTRANCE INTO THE A LASKA AND C ANADA OPTIMIZES SAE’ S RESOURCE UTILIZATION AND IS CONSISTENT WITH SAE’ S FOCUS ON LOGISTICALLY COMPLEX MARKETS H ISTORICAL R EVENUE ($MM) (1) (1) H ISTORICAL REVENUE STATISTICS ILLUSTRATED ABOVE DO NOT INCLUDE CORPORATE AND INTER - COMPANY ELIMINATIONS 7 $2.4 $51.8 $122.1 $0 $20 $40 $60 $80 $100 $120 $140 2010 2011 2012 U NITED S TATES C ANADA

S OUTH A MERICAN M ARKET AND T RENDS • IOC’ S THROUGHOUT S OUTH A MERICA SEEK EXPERIENCED SEISMIC PROVIDERS WITH COMPLEX ENVIRONMENT KNOW - HOW , STRONG QHSE RECORDS AND EXCELLENT RELATIONS WITH LOCAL COMMUNITIES - SAE HAS A STRONG QHSE RECORD - SAE HAS NUMEROUS PERSONNEL DEVOTED TO BUILDING STRONG COMMUNITY AND GOVERNMENT RELATIONS • S TABILIZING POLITICAL ENVIRONMENTS PROVIDE CONFIDENCE AND HIGH GROWTH POTENTIAL TO THESE MARKETS • S OUTH A MERICAN COUNTRIES CONTINUE TO EXPAND AND DEVELOP ; DEMANDING SIGNIFICANTLY MORE ENERGY TO FUEL THIS GROWTH - SAE IS TAKING ADVANTAGE OF THIS GROWTH BY EXPANDING INTO B RAZIL IN 2013 AND CONTINUING TO GROW IN C OLOMBIA , P ERU AND B OLIVIA • T HE S OUTH A MERICAN MARKET HELPS OPTIMIZE SAE’ S EQUIPMENT UTILIZATION BY THE OFFSETTING N ORTH A MERICAN AND S OUTH A MERICAN OPERATING SEASONS H ISTORICAL R EVENUE ($MM) (1) 8 $104.4 $90.5 $118.6 $0 $20 $40 $60 $80 $100 $120 2010 2011 2012 Colombia Peru Bolivia (1) H ISTORICAL REVENUE STATISTICS ILLUSTRATED ABOVE DO NOT INCLUDE CORPORATE AND INTER - COMPANY ELIMINATIONS

S OUTHEAST A SIAN M ARKET AND T RENDS • I N 2010, SAE ENTERED THE S OUTHEAST A SIAN MARKET (P APUA N EW G UINEA ) FOR ONE OF ITS LONG - TIME IOC CUSTOMERS - D URING A PLANNED LAPSE OF THE P APUA N EW G UINEA CONTRACT IN 2012, SAE SUCCESSFULLY EXPANDED TO THE N EW Z EALAND MARKET - SAE RECENTLY COMPLETED A RENEWED CONTRACT IN P APUA N EW G UINEA FOR THE SAME CUSTOMER SINCE 2010 • SAE USES WIRELESS RECORDING TECHNOLOGY IN THE N EW Z EALAND MARKET TO IMPROVE DATA ACQUISITION EFFICIENCY • I N 2013 SAE FURTHER EXPANDED ITS S OUTHEAST A SIAN OPERATIONS TO M ALAYSIA UTILIZING SHALLOW WATER NODAL TECHNOLOGY • SAE VIEWS THE REGION AS A RELATIVELY UNTAPPED MARKET THAT IS COMPLEMENTARY TO ITS UNIQUE SKILL SET 9 $27.1 $38.4 $16.7 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2010 2011 2012 Papua New Guinea Singapore New Zealand H ISTORICAL R EVENUE ($MM) (1) (1) H ISTORICAL REVENUE STATISTICS ILLUSTRATED ABOVE DO NOT INCLUDE CORPORATE AND INTER - COMPANY ELIMINATIONS

SAExploration

Growth Strategies



Continued Expansion into Logistically Complex Markets around the World

Utilization of New Acquisition Technologies in Global Markets

Reduce Customer Exploration Risk by Providing Industry-Leading QHSE and Focus on Community Relations

Maximize Asset Utilization and Resource Efficiencies

Attract and Retain the best managers and crew-level personnel in the industry

10

CONTACT

CONTACT

BRENT WHITELEY
CHIEF FINANCIAL OFFICER AND GENERAL COUNSEL
713-816-6392
BWHITELEY@SAEXPLORATION.COM

THE EQUITY GROUP INC.
TRUSTED PARTNERS IN IR SINCE 1974

DEVIN SULLIVAN
SENIOR VICE PRESIDENT
(212) 836-9608
DSULLIVAN@EQUITYNY.COM

THOMAS MEI
ACCOUNT EXECUTIVE
(212) 836-9614
TMEI@EQUITYNY.COM

11

A PPENDIX • H ISTORICAL FINANCIAL RESULTS / EBITDA RECONCILIATION • H ISTORICAL BALANCE SHEET • H ISTORICAL CASH FLOWS 12

HISTORICAL FINANCIAL RESULTS

SAExploration

(U.S. dollars in thousands)	Fiscal Years Ended December 31,			Three Months Ended March 31,	
	2010	2011	2012	2012	2013
	(As restated)	(As restated)			
Revenue	$ 133,792	$ 180,765	$ 257,359	$ 61,787	$ 84,766
Direct operating expenses	115,238	151,618	212,540	46,911	66,052
Gross profit	18,554	29,147	44,819	14,876	18,714
Selling, general, and administrative exp.	7,390	16,117	25,714	5,443	7,466
Depreciation and amortization expense	177	190	720	139	265
(Gain) Loss on sale of assets	-	(2)	148	(77)	61
Income from operations	10,987	12,842	18,237	9,371	10,922
Other income (expense):					
Other expense, net	(329)	459	(1,133)	93	(137)
Interest expense, net	(674)	(624)	(3,786)	(368)	(3,385)
Loan prepayment fee	-	-	(2,209)	-	-
Foreign exchange gain (loss), net	337	150	320	91	(457)
Total other income (expense), net	(666)	(15)	(6,808)	(184)	(3,979)
Income before income taxes	10,321	12,827	11,429	9,187	6,943
Provision for income taxes	4,500	3,319	1,444	1,434	2,015
Net income	**$ 5,821**	**$ 9,508**	**$ 9,985**	**$ 7,753**	**$ 4,928**
EBITDA reconciliation					
Net income	$ 5,821	$ 9,508	$ 9,985	$ 7,753	$ 4,928
Depreciation and amortization	3,493	4,110	12,470	2,782	4,395
Interest (income) expense, net	674	624	3,573 (1)	368	2,765 (1)
Income tax expense (benefit)	4,500	3,319	1,444	1,434	2,015
Non-recurring major expense	-	964 (2)	3,437 (3)	-	-
EBITDA	**$ 14,488**	**$ 18,525**	**$ 30,909**	**$ 12,337**	**$ 14,103**

(1) Excludes $620,000 and $213,000 of amortization of loan issuance costs which are included in depreciation and amortization in March 2013 and December 2012, respectively

(2) Principally the costs related to contemplated acquisitions

(3) Principally the costs associated with deferred financing costs and fee for early payment of debt

13

H ISTORICAL B ALANCE S HEET (1,2) (U.S. dollars in thousands) 2011 (1) 2012 (1) March 31, 2013 (2) Current assets Cash and cash equivalents $ 4,978 $ 15,721 $ 21,406 Restricted cash 108 3,701 402 Accounts receivable, net 33,872 27,585 56,825 Prepaid expenses 2,589 8,553 7,661 Deferred costs on contracts 3,000 5,911 3,708 Deferred tax asset, net 2,244 902 898 Total current assets 46,791 62,373 90,900 Property and equipment, net 41,068 70,456 68,210 Goodwill and other intangible assets, net 3,813 3,784 3,678 Deferred loan issuance costs, net - 9,066 8,484 Other assets 1,947 2,296 2,235 Total assets $ 93,619 $ 147,975 $ 173,507 Current liabilities Accounts payable $ 44,216 $ 12,309 $ 27,984 Accrued liabilities 2,723 5,435 4,776 Income and other taxes payable 3,964 5,896 7,181 Accrued payroll and related liabilities 2,383 3,247 6,754 Notes payable - current portion 7,393 853 800 Deferred revenue - current portion 3,756 6,145 8,590 Capital lease - current portion 915 818 860 Total current liabilities 65,350 34,703 56,945 Long-term portion of notes payable, net - 78,493 78,820 Long-term portion of capital leases 1,669 1,054 897 Deferred revenue - non-current portion 6,429 3,175 2,117 Deferred tax liabilities, net 1,553 241 219 Warrant liability - 1,244 1,293 Total liabilities 75,001 118,910 140,291 Total stockholders' equity (incl. conv. preferred stock) 18,618 29,065 33,216 Total liabilities and stockholders' equity $ 93,619 $ 147,975 $ 173,507 (1) Fiscal years ending December 31 (2) March 31, 2013 balance sheet is unaudited 14

HISTORICAL SUMMARY CASH FLOW STATEMENTS

SAExploration

	Fiscal Years Ended December 31,			Three Months Ended March 31,	
	2010	2011	2012	2012	2013
	(As restated)	(As restated)			
Operating activities:					
Net income	$5,821	$9,508	$9,985	$7,753	$4,928
Adjustments to reconcile net income to net cash (used in) provided by operating activities:					
Depreciation and amortization	3,493	4,110	12,470	2,782	4,395
Payment in kind interest	-	-	-	-	488
Write off of loan issuance costs	-	-	1,229	-	-
Deferred income taxes	(1,135)	(477)	(1,566)	(18)	(5)
Loss (gain) on sale of property and equipment	-	(2)	148	(77)	61
Share-based compensation	-	-	21	-	57
Unrealized loss on change in fair value of warrants	-	-	-	-	49
Changes in operating assets and liabilities, net of effects of acquisition	4,671	5,522	(23,775)	(4,546)	(1,403)
Net cash (used in) provided by operating activities	12,850	18,661	(1,488)	5,894	8,570
Investing activities:					
Purchase of property and equipment	(8,844)	(22,231)	(49,949)	(13,693)	(1,749)
Acquisition of business, net of cash received	-	(1,322)	(760)	-	-
Proceeds from sale of property and equipment	1,005	23	849	-	-
Net cash used in investing activities	(7,839)	(23,530)	(49,860)	(13,693)	(1,749)
Financing activities:					
Principal borrowings on notes payable	2,284	4,139	118,247	21,546	-
Repayments on notes payable, other	(4,100)	(650)	(44,362)	(14,214)	(200)
Repayments of advances from related parties	(928)	(895)	(1,917)	(150)	(53)
Advances from related parties	1,648	1,192	-	576	-
Repayments of capital lease obligations	(170)	(47)	(1,122)	(110)	(213)
Dividend payments	(154)	(537)	(168)	(14)	(42)
Payments of loan issuance costs	-	-	(8,657)	-	-
Net cash provided by financing activities	(1,420)	3,202	62,021	7,634	(508)
Effects of exchange rate changes on cash	430	(587)	70	1,018	(628)
Net change in cash and cash equivalents	4,021	(2,254)	10,743	853	5,685
Cash at the beginning of period	3,211	7,232	4,978	4,978	15,721
Cash at the end of period	$7,232	$4,978	$15,721	$5,831	$21,406

15